UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2006

                                BCB BANCORP, INC.
                               --------------------
               (Exact Name of Registrant as Specified in Charter)

            New Jersey                  0-50275                   26-0065262
-----------------------------       ----------------         ------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


104-110 Avenue C, Bayonne, New Jersey                              07002
--------------------------------------                        ---------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (201) 823-0700
                                                     --------------


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 14, 2006, BCB Bancorp, Inc. (the "Company") issued a press release disclosing that its Board of Directors declared a special cash dividend of $0.30 per share. The dividend will be paid on September 20, 2006 to the stockholders of record as of the close of business on September 1, 2006. This is the Company's first cash dividend since opening for business in November of 2000.

A copy of the press release is included as Exhibit 99.1 to this report.


Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

    Not applicable.

(b) Pro Forma Financial Information.

    Not applicable.

(c) Shell Company Transactions.

    Not applicable.

(d) Exhibits.


Exhibit No.            Description
-----------            ------------

Exhibit 99.1: Press Release dated August 14, 2006, announcing a special cash dividend of $0.30 per share.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       BCB BANCORP, INC.



DATE: August 15, 2006                  By: /s/ Donald Mindiak
                                           ------------------
                                           Donald Mindiak
                                           President and Chief Executive Officer

EXHIBIT INDEX

      Exhibit No.             Description

         99.1 Press Release dated August 14, 2006, announcing a special cash dividend of $0.30 per share.